

CIRCOR | Energy | Advanced Flow Solutions

Acquisition of Colfax's Fluid Handling Business

September 25, 2017

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may often be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "potential," and similar terms and expressions. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the benefits and synergies of the proposed acquisition of the Fluid Handling business, including the effect of the transaction on revenue, cost savings, earnings and operating margin; the expected timing for completing the transaction; CIRCOR's expected product offerings, market position and market opportunities; and the availability of debt financing for the transaction. The following important factors and uncertainties, among others, could cause actual events, performance or results to differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements: the ability to satisfy the conditions to closing of the proposed transaction, on the expected timing or at all; the ability to obtain required regulatory approvals for the proposed transaction, on the expected timing or at all; the occurrence of any event that could give rise to the termination of the acquisition agreement; higher than expected or unexpected costs associated with or relating to the transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that the Fluid Handling business may not be successfully integrated with CIRCOR's business following the closing; the risk that CIRCOR will be unable to retain and hire key personnel; and the risk that disruption from the transaction may adversely affect CIRCOR's business and relationships with its customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Transaction Highlights

($ millions)

CIRCOR to acquire Colfax Fluid Handling, a leading global provider of specialty pumps

Strategic Overview

- Differentiated technologies for severe service flow control applications
- Highly complementary product portfolio
  - — Natural and attractive adjacency in the flow control sector
  - — Significant sourcing, manufacturing and engineering synergies
  - — Broadens and diversifies product technology portfolio
- Cross-sell opportunity with portfolio of leading brands
- Strong and growing after-market exposure
- Strengthens presence in existing end markets
- Expands reach into new attractive markets

Financial Overview

- $855 purchase price, comprised of:
  - — $542 cash funded with a new committed debt financing
  - — ~3.3 million CIRCOR shares
  - — ~$150 of assumed net pension liabilities
- $23 run-rate operating synergies by year 4
- Compelling financial returns and impact on CIRCOR earnings
  - — Cash EPS and operating margin accretive in year 1

Transaction expected to close in late Q4'17

Note: Pre-tax net pension liability as of 12/31/2016; equates to ~$118 on an after-tax basis
Based on 20-day volume weighted average price of $49.48, value of CIRCOR shares issued is $163.

Transaction Consistent with Disciplined M&A Strategy

Differentiated Technology

- Severe service engineered applications in niche flow control markets
- Leader in 3-screw pumps
- A leader in 2-screw and specialty centrifugal pumps

Compelling Growth Opportunity

- Robust new product development pipeline
- Cyclical rebound in Commercial Marine and Oil & Gas
- Steady aftermarket growth

Realizable Synergies

- Sourcing savings, G&A reductions, and manufacturing rationalization
- Upside sales synergies in certain end markets

Attractive Financial Impact

- Margin and EPS accretion with upside from synergies
- Strong ROIC

Building on Track Record of Successful M&A

SCHROEDAHL we protect your business

DeltaValve

TAPCOENPRO

COLFAX Fluid Handling

Diversifies CIRCOR with complementary technologies and end markets

Fluid Handling at-a-Glance

($ millions)

Global Manufacturer of Specialty Fluid Handling Solutions

COLFAX Fluid Handling

- Designs, manufactures, distributes and supports specialty pumps for severe service applications
- Employees: ~1,900 globally

Pump Products



3 Screw
2 Screw
Centrifugal
Precision Metering
Progressing Cavity

Sales Mix



End Markets
Power
Defense
Industrial
O&G
Commercial Marine



Geography
MEA
Asia
Americas
Europe



Aftermarket / OEM
Aftermarket
OEM

Footprint

- 260 authorized distributors in 90 countries
- 26 service centers in 10 countries
- 11 production facilities in 8 countries

Key Financial Information

- Sales: ~$463
- Adj. EBITDA: ~$69
- Adj. EBITDA margin: ~15%

CIRCOR

Note: Financial information based on LTM as of 6/30/17. Adjusted EBITDA based on diligence results.

Fluid Handling: Leading Supplier of Specialty Pumps

Market Leading Player

- ✓ Leader in 3-screw pumps
- ✓ Leadership positions in 2-screw, progressing cavity and specialty centrifugal pumps
- ✓ Experienced engineers with a track record of developing specialized customer solutions
- ✓ Innovation leader with active patent portfolio
- ✓ Strong and growing aftermarket business supported by large and increasing installed base

Key Brands

ALLWEILER
Imo Pump
Zenith Pumps
Warren Pumps
TUSHACO PUMPS
CLARUS FLUID INTELLIGENCE
HOUTTUIN™
LSC Lubrication Systems Company

CIRCOR

Fluid Handling: Differentiated Product Portfolio

Products	Applications	% of 2016 Sales	Severity of Application	Key Differentiators
3 Screw Pump 	• Fuel oil transfer • Machinery lubrication • Hydraulic systems	 39%	High	• Highest efficiency • Ultra-quiet pumps • World-class manufacturer • Global reach
Specialty Centrifugal Pump 	• Marine engine room and other ship applications • Chemical processing • Water treatment	 24%	High	• Wide range of low viscosity fluid applications • Low vibration • Continuous pumping, pulsation-free
Progressing Cavity 	• Sludge removal • Chemical slurries and coagulants • Drilling mud		Extreme	• Extreme high viscosity capabilities • Handles shear-sensitive fluids • Leader in industrial / wastewater
2 Screw Pump 	• Fuel loading / unloading • Tank stripping • Multiphase flows	 22%	Extreme	• High temperature compatibility • High fluid contaminant capability • Versatile self-priming pumps • Lubricating / non-lubricating liquids
Precision Metering Pumps 	• Chemical dosing • Pipeline and process injection • Food and beverage filling		High	• Broadest portfolio in capacity range • Highest accuracy metering • Handles difficult applications • Long product life
Reliability Services 	• Oil purification • Chemical cleaning	 15%	N/A	• Co-locations near large customers • Proprietary oil mist systems • Specialized to clean / recondition

CIRCOR

Pro forma Combined Company Profile

($ millions)

CIRCOR | COLFAX Fluid Handling | CIRCOR Pro forma

Broader Product Offering

Margin Expansion (Adj. EBITDA)

Greater Scale (Sales)



Motion Control
Valves
Reliability Services
Pumps
MC & RS
Pumps
Valves
11%
15%
15%
Synergies
13%
$615
$463
$1,078

Note: Amounts LTM as of 6/30/17. Adjusted EBITDA based on diligence results. CIRCOR figures pro forma for CFS acquisition.

Pro forma End Market Diversification

($ millions)


Sales Mix by End Market
$615
$463
$1,078
10%
6%
13%
18%
53%
18%
7%
16%
42%
17%
8%
6%
6%
14%
28%
38%
Comm. Marine
Comm. Aero
Power
Defense
Industrial
Oil & Gas
CIRCOR
COLFAX
Fluid Handling
Pro forma

Note: Amounts LTM as of 6/30/2017. CIRCOR figures pro forma for CFS acquisition.

End Market Outlook

Segment	Trends	Outlook
 Oil & Gas	• Increase in Global CAPEX spending in upstream • Exceptional strength in unconventional investment in N. America • Increase in new pipelines and upgrades • Refining capacity growth in Middle East and Asia Pacific • Refining expansions and upgrades in the Americas	↑
 Industrial	• Chemical processing buildout in Asia • Global increase in wastewater processing • Energy efficiency initiatives	↑
 Defense	• Global increases in defense spending • Key programs to receive increased funding - Submarines / aircraft carriers - F35 Joint Strike Fighter	↑
 Power Generation	• Emerging markets fuel power investment growth • Asia representing 70% of incremental power capacity	=
 Aerospace	• Commercial aircraft build rates and backlog at historic highs • Global airline passenger traffic growth over 5%	↑
 Commercial Marine	• Shipbuilding demand showing signs of recovery • Expanded global fleet aging, increasing aftermarket demand • Continued growth in trade import and export volume	=

Significant Synergy Potential

($ millions)

Anticipate $23 of Synergies by Year 4

Cost

- ☑ Sourcing Savings
- ☑ G&A Reduction
- ☑ Manufacturing Rationalization



$23
Manufacturing Rationalization
G&A Reduction
Sourcing

Potential Upside on Sales

- ☑ Oil & Gas and Defense end markets

Applying the CIRCOR Playbook to Fluid Handling

CIRCOR Simplification Since 2013



Sq. Feet
200,000
150,000
100,000
50,000
0
Factories

2013
24 Factories → **2016**
15 Factories



Suppliers
2,000
1,500
1,000
500
0
Business Units

2013
~5,000 Suppliers → **2016**
~2,600 Suppliers



Age of ERP
(years)
20
15
10
5
0
ERP Systems

2013
24 Systems → **2016**
17 Systems



Sales ($M)
200
150
100
50
0
Business Units

2013
22 Units → **2016**
15 Units

Opportunities with Fluid Handling

Manufacturing



Description	Opportunity
➢ 10 factories in high-cost locations (*95% of hours*) ➢ Vertically integrated	➢ Rationalization ➢ Make-to-buy opportunities ➢ Transition to low-cost

Supply Chain

Description	Opportunity
➢ ~630 suppliers ➢ >95% of suppliers in high-cost locations	➢ Consolidation ➢ Transition to low-cost

OPEX

Description	Opportunity
➢ Duplicative OPEX infrastructure	➢ Leverage existing CIRCOR shared services and overhead

CIRCOR

Note: CIRCOR 2013 – 2016 excludes acquisitions

Transaction Detail

($ millions)

Purchase price	• Total consideration of $855, comprised of: — $542 cash at closing — Approx. 3.3 million CIRCOR shares, valued at $163 — Approx. $150 of assumed net pension liabilities (equates to ~$118 after-tax) • Colfax retains assets and liabilities related to its asbestos litigation
Transaction multiples	• Purchase price multiple based on trailing twelve month Adjusted EBITDA — Standalone: 12.3x; Including synergies and tax benefits: 8.3x
Equity funding	• Colfax will own approx. 16% of CIRCOR's fully diluted pro forma shares outstanding — Lock-up period of 6 months for Colfax — No governance rights — Other customary terms
Debt funding and liquidity	• Expected net leverage of 5.0x at closing • Expected deleveraging to ~4.0x by the end of 2018, and ~3.0x by the end of 2019 • Flexible structure involving a new first lien term loan and revolving credit facility • Over $150 of available liquidity at closing
Financial impact	• Operating margin, cash EPS and free cash flow accretive in year 1 • Meaningful annual tax benefit from step-up available • ROIC > WACC by year 4 • Attractive IRR

Transaction is expected to close in late Q4'17
(subject to customary closing conditions including regulatory approvals)

Note: Based on 20-day volume weighted average price of $49.48. Net pension liability pre-tax as of 12/31/2016; equates to ~$118 on an after-tax basis

Appendix

Pump Market Overview



Pumps
Kinetic
Positive Displacement
Centrifugal
Regenerative
Reciprocating
Rotary

Reciprocating
- Piston
- Plunger
- Diaphragm

Rotary
- Screw
- Gear
- Vane
- Peristaltic
- Progressing Cavity
- Lobe

General Pump Market (~60-70% of Total Market)

- Less expensive (Commoditized)
- Moving basic fluids like fresh water
- Mostly Centrifugal pumps
- Typical operating parameters
  - Ambient temperatures
  - Low viscosity
  - Low pressure
- Serves a broad range of applications
  - Recreation (Pools, aquariums, fountains)
  - Agriculture (Irrigation, application)
  - Residential (heating, wells)
  - Public Utilities (firefighting, portable water)

Fluid Handling Target Market (~15% of Total Market)

- High demand mission critical applications
- Positive displacement or specialty centrifugal
- Typical operating parameters
  - High temperatures (heat exchangers, hot oil)
  - Caustic fluids (saltwater, acids)
  - Viscosity extremes (asphalt, polymers, gums)
  - Special system specs (sensitive to shear or pulsation, non-Newtonian)
  - Low noise (submarines, elevators)
  - High pressures (up to 10,00 PSI, 690 bar)
  - Precision metering (medical tubing extrusion, additives, labs)
  - Fluids with abrasives (fluids with titanium oxide)

Fluid Handling Technologies

Source: Colfax

CIRCOR

Support for Transaction Purchase Price Multiples

($ millions)

Total Enterprise Value (TEV)	$855
Approximate value of tax benefits	(90)
Adjusted TEV	$765

	EBITDA multiples	
Standalone	Metric	Multiple
TEV / LTM (6/30/17) EBITDA	$69	12.3x
Includes operating synergies and tax benefits		
Adj. TEV / LTM (6/30/17) EBITDA + synergies	$92	8.3x

Note: NPV of tax-step up at 10.0% discount rate. Assumes tax rate of 35%. Assumes run-rate synergies of $23.
Synergized multiples based on adjusted TEV, reflecting NPV of tax step-up and tax benefit from pension contribution

Use of Non-GAAP Financial Measures

($ millions)

Use of Non-GAAP Financial Measures

Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, pro forma combined figures, net debt, net leverage and free cash flow are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example: We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 5 to 20 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures used in this presentation is presented below. Reconciliations of forward-looking non-GAAP measures, including net debt-to-EBITDA ratio, to their most directly comparable GAAP measures are not being provided in this presentation because future operating results, cash flows and debt levels cannot be reasonably calculated or predicted at this time. Accordingly, such reconciliations are not available without unreasonable effort.

Reconciliation of Adjusted EBITDA Margin
Twelve Months Ended Q2 2017

	CIRCOR (a)		Fluid Handling (b)		Pro Forma Combined (c)	
Revenue	590					
Critical Flow Solutions (e)	26					
Pro forma Revenue	615		463		1,078	
		Margin %		Margin %		Margin %
Net Income	16	3%	15	3%	31	3%
Interest Expense	6	1%	1	0%	7	1%
Income Taxes	(3)	-1%	7	2%	3	0%
Depreciation & Amortization	28	5%	12	3%	40	4%
Stock Compensation Expense	4	1%	-	0%	4	0%
Restructuring, Special & Other Charges	10	2%	29	6%	40	4%
Diligence Adjustments (d)	-	0%	5	1%	5	0%
	61		69		130	
Critical Flow Solutions (e)	5	0%	-	0%	5	0%
Adjusted EBITDA	66		69		135	
Adjusted EBITDA Margin		11%		15%		13%

Notes:
(a) Represents CIRCOR twelve months ended Q2 2017

(b) Represents Fluid Handling twelve months ended Q2 2017

(c) Represents the sum of the CIRCOR and Fluid Handling columns

(d) Diligence adjustments includes certain pension adjustments and losses associated with closed business to better reflect ongoing operations post-acquisition

(e) Adjustment to include a full year impact of Critical Flow Solutions which was acquired by CIRCOR on October 12, 2016